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                   PROSPECTUS SUPPLEMENT DATED APRIL 11, 2003

THE HARTFORD MUTUAL FUNDS                                         CLASS Y SHARES

                             THIS SUPPLEMENT UPDATES

            THE HARTFORD MUTUAL FUNDS PROSPECTUS DATED MARCH 1, 2003


CLASS Y SHARE INVESTOR REQUIREMENTS

The paragraph under "Class Y Share Investor Requirements" on page 99 of The Hartford Mutual Funds Prospectus is deleted in its entirety and is replaced by the following:

        "In order to buy Class Y shares you must either qualify as an accredited investor as defined in Rule 501 of Regulation D under the Securities Act of 1933 and invest at least $10 million in Class Y shares of a fund or qualify as one of the following types of institutional investors: (1) employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; (2) banks and insurance companies or other large institutional investors; (3) investment companies; and (4) employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates."

OPENING AN ACCOUNT

The second sentence of item 2 under "Opening an Account" on page 99 of The Hartford Mutual Funds Prospectus is deleted in its entirety and is replaced with the following:

        "The minimum initial investment for each fund is $1 million ($10 million if you do not qualify as one of the types of institutional investors listed above), although this minimum may be waived at the discretion of the funds' officers."